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                                                                    Exhibit 10.4



                       NOBEL LEARNING COMMUNITIES, INC.
                    2000 STOCK OPTION PLAN FOR CONSULTANTS

                       Effective date: February 3, 2000
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                               TABLE OF CONTENTS


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SECTION 1 Purpose......................................................  1

SECTION 2 Administration...............................................  1

SECTION 3 Eligibility..................................................  2

SECTION 4 Stock........................................................  2

SECTION 5 Granting of Options to Key Consultants.......................  3

SECTION 6 Options......................................................  3

SECTION 7 Capital Adjustments..........................................  6

SECTION 8 Change in Control............................................  7

SECTION 9 Amendment or Discontinuance of the Plan......................  8

SECTION 10 Termination of Plan.........................................  8

SECTION 11 Miscellaneous...............................................  8

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                       NOBEL LEARNING COMMUNITIES, INC.
                    2000 STOCK OPTION PLAN FOR CONSULTANTS
                    --------------------------------------

                                   SECTION 1
                                    Purpose
                                    -------

        This NOBEL LEARNING COMMUNITIES, INC. 2000 STOCK OPTION PLAN FOR CONSULTANTS ("Plan") is intended to provide a means whereby Nobel Learning Communities, Inc. ("Company") and any Subsidiary of the Company (as hereinafter defined) may, through the grant of non-qualified stock options ("Options") attract and retain Key Consultants (defined below) and motivate such individuals to exercise their best efforts on behalf of the Company and of any Subsidiary.

        Options granted hereunder are not intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The term "Subsidiary" means an entity (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted or such other time as is relevant for the purposes hereof, is a subsidiary of the Company under the definition of "subsidiary" contained in Rule 405 under the Securities Act of 1933, as amended (the "Act").

                                   SECTION 2
                                Administration
                                --------------

        The Plan shall be administered by the Company's Board of Directors (the "Board") or a committee consisting of two or more members of the Board (such committee, or the Board, if it is administering the Plan, is hereinafter referred to as the "Committee"). Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company.

        The Committee shall have full and final authority in its absolute discretion, subject to the terms of the Plan, to select the Key Consultants to be granted Options under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options.

        The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. In the event of any conflict between the Plan and any Option granted hereunder, the Plan shall be controlling. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be
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binding and conclusive on all persons having any interest in the Plan or in any
Options granted hereunder.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

                                   SECTION 3
                                  Eligibility
                                  -----------

        (a) In General. Key Consultants shall be eligible to receive Options
            -----------
under the Plan. Key Consultants who have been granted an Option under the Plan shall be referred to as "Grantees." More than one Option may be made to a Grantee under the Plan.

        (b) Key Consultants. Key Consultants are consultants or advisors (1) who
            ---------------
are natural persons; (2) who provide bona fide services to the Company or any Subsidiary; and (3) whose services are not in connection with the offer or sale of securities in a capital-raising transaction and who do not directly or indirectly promote or maintain a market in the Company's securities.

                                   SECTION 4
                                     Stock
                                     -----

        The number of common shares of the Company, par value $.001 per share ("Common Shares"), that may be subject to Options under the Plan shall be 200,000 shares, subject to adjustment as hereinafter provided. Common Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, as the Company may determine from time to time.

        Any Common Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the Key Consultant's surrender thereof) without having been exercised shall continue to be available for the granting of Options under the Plan.

                                   SECTION 5
                    Granting of Options to Key Consultants
                    --------------------------------------

        From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Consultants under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided that no grant shall be made to any Key Consultant if such grant would require the approval of the stockholders of the Company pursuant to (i) the Act or the rules and regulations thereunder or (ii) any applicable rules and regulation of any stock exchange or automatic trading system on which the Common Shares are traded. The granting of an Option under the Plan shall not be deemed either to entitle the Key Consultant to, or to disqualify the Key Consultant from, any further Options under the Plan. In making any determination as to whether a Key Consultant shall be granted an Option, the type of Option to be granted, and the number of Common Shares to be covered by the Option, the Committee shall take into account the duties of the Key Consultant, his present and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option Agreement (as defined in Section 6(a)(9)) that the Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

                                   SECTION 6
                                    Options
                                    -------

     (a)  Terms and Conditions of Options. The Options granted pursuant to the
          -------------------------------
Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable:

          (1)  Number of Common Shares. The Option Agreement shall state the
               -------------------------
     number of Common Shares to which the Option pertains.

          (2)  Price. With respect to Options granted to Key Consultants, the
               -----
     Option exercise price shall be determined and fixed by the Committee in its discretion at the time of grant.

          (3)  Term. Subject to earlier termination as provided in Subsections
               ----
     (5), (6) and (7) below, the term of each Option granted to a Key Consultant shall be not more than 10 years from the date of grant.

          (4)  Exercise.
               --------

               (A)  Options Granted to Key Consultants. Options granted to Key
                    ----------------------------------
          Consultants shall be exercisable in such installments and on such dates, as the Committee may specify, provided that, without limiting the authority of the Committee with respect to outstanding Options, the Committee may accelerate the exercise date of any outstanding Options granted to Key Consultants in its discretion, if it deems such acceleration to be desirable.

               (B)  General. Any Common Shares, the right to the purchase of
                    -------
          which has accrued, under an Option may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon the exercise of an Option granted hereunder shall be forfeited.

               (C)  Manner of Payment. The Option price of an Option granted to
                    -----------------
          a Key Consultant shall be payable:

                    (i)   In cash or its equivalent;

                    (ii) If the Committee, in its discretion, so determines at or prior to the time of exercise, in Common Shares previously acquired by the Grantee;

                    (iii) by such other method as the Committee may approve,
               including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

                    (iv) In the discretion of the Committee, in any combination of (i), (ii) and (iii) above.

               In the event such Option exercise price is paid, in whole or in part, with Common Shares, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Common Shares surrendered in payment of such Option exercise price. Common Shares used to exercise an Option shall have been held by the Grantee for the period of time necessary to avoid adverse accounting consequences to the Company.

          (5)  Exercise Upon Termination of Key Consultant. Except as otherwise
               -------------------------------------------
     set forth by the Committee in an Option Agreement, if a Key Consultant's retention by the Company (and Subsidiaries) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Key Consultant could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Key Consultant at any time prior to the earlier of:

               (A)  The expiration date specified in such Option; or

               (B) Three months after the date of such termination of retention.

          (6)  Exercise upon Disability of Key Consultant. Except as otherwise
               ------------------------------------------
     set forth by the Committee in an Option Agreement, if a Key Consultant shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her retention and, prior to the expiration date fixed for his or her Option, his or her retention is terminated as a

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     consequence of such disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Key Consultant could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Key Consultant at any time prior to the earlier of:

               (A)  The expiration date specified in such Option; or

               (B)  One year after the date of such termination of retention.

          In the event of the Key Consultant's legal disability, such Option may be so exercised by the Key Consultant's legal representative.

          (7)  Exercise upon Death of Key Consultant. Except as otherwise set
               -------------------------------------
     forth by the Committee in an Option Agreement, if a Key Consultant shall die during his or her retention and prior to the expiration date fixed for his or her Option, or if a Key Consultant whose retention is terminated for any reason shall die following his or her termination of retention but prior to the earliest of:

               (A)  The expiration date fixed for his or her Option; or

               (B)  The expiration of the period determined under Subsections
          (5) and (6) above,

     such Option may be exercised, to the extent of the number of Common Shares with respect to which the Key Consultant could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Key Consultant's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Key Consultant, at any time prior to the earlier of:

                    (i)  The expiration date specified in such Option; or

                    (ii) One year after the date of death.

          (8)  Rights as a Stockholder. A Grantee shall have no rights as a
               -----------------------
     stockholder with respect to any Common Shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

          (9)  Option Agreements. Options granted under the Plan shall be
               -----------------
     evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve. Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan as the Committee shall deem advisable. Each Grantee who receives an Option shall enter into, and be bound by, the terms of an Option Agreement.

                                   SECTION 7
                              Capital Adjustments
                              -------------------

     If there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or
(iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Common stock available for grants of Options under the Plan and/or the exercise price per share of such Options may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the board shall be final, binding and conclusive.

                                   SECTION 8
                               Change in Control
                               -----------------

     (a)  Definition. As used herein, a "Change in Control" shall be deemed to
          ----------
have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50 percent of the voting power of the then outstanding securities of the Company entitled to be cast at elections for directors of the Company (without consideration of the rights of any class of stock to elect directors by a separate class vote); provided that a Change in Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50 percent of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote).

     (b)  Notice and Acceleration. Upon a Change in Control, unless the Board
          -----------------------
determines otherwise on or before the date of the Change in Control or as may otherwise be set forth in the applicable Option Agreement, (i) the Company shall provide each Grantee holding outstanding Options written notice of such Change in Control and (ii) all outstanding Options shall automatically accelerate and become fully exercisable.

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

     (c)  Assumption of Grants. Upon a Change in Control where the Company is
          --------------------
not a surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise or as may otherwise be set forth in the applicable Option Agreement, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

     (d)  Other Alternatives. Notwithstanding the foregoing, in connection with
          ------------------
a Change in Control, the Board may take one or both of the following actions: the Board may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Common Stock as determined by the Board, in an amount equal to the amount by which the then fair market value (as determined in good faith by the Board) of the shares of Common Stock subject to the Grantee's unexercised Options exceeds the exercise price of the Options, or (ii) terminate any or all unexercised Options. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Board may specify. If the Board determines to terminate any or all unexercised Options, it shall provide Grantees holding Options to be terminated with at least seven days' prior notice of such termination, and such Grantees shall have the right to exercise fully their Options following such notice until termination (regardless of whether or not the Options would otherwise be exercisable (unless the Board determines otherwise or as may otherwise be set forth in the applicable Option Agreement)).

                                   SECTION 9
                    Amendment or Discontinuance of the Plan
                    ---------------------------------------

     The Board from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever. Notwithstanding the foregoing, Section 8 may not be amended following a Change in Control.

                                  SECTION 10
             Termination of Plan; Amendment of Outstanding Options
             -----------------------------------------------------

     Unless earlier terminated by the Board or as otherwise provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on February 3, 2010, which date is within 10 years after the date the Plan was adopted by the Board, and no Options hereunder shall be granted thereafter. Nothing contained in this Section 14, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on February 3, 2010, which by their terms extend beyond such date. Whether or not the Plan has terminated, an outstanding Option may be terminated or modified as provided by the Plan or may be amended or terminated by agreement of the Company and the Grantee consistent with the Plan.

                                  SECTION 11
                                 Miscellaneous
                                 -------------

     (a)  Governing Law. The validity, construction, interpretation and effect
          -------------
of the Plan, the Option Agreements, and the Options granted thereunder, shall be governed by the laws of the state of Delaware, without regard to principles of conflict of laws.

     (b)  Rights. Neither the adoption of the Plan nor any action of the Board
          ------
or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Plan and the Option Agreement.

     Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the Common Shares pursuant thereto. Further, notwithstanding any provisions of the Plan or any Option Agreement with a Key Consultant, the Company shall have the right, in its discretion, to terminate the retention of a Key Consultant at any time at any time for any reason whatsoever.

     (c)  No Obligation to Exercise Option. The granting of an Option shall
          ---------------------------------
impose no obligation upon a Grantee to exercise such Option.

     (d)  Non-Transferability. No Option shall be assignable or transferable by
          -------------------
a Grantee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Grantee, any Options shall be exercisable only by the Grantee or by his or her guardian or legal representative. If a Grantee is married at the time of exercise of an Option and if the Grantee so requests at the time of exercise, the certificate or certificates issued shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

     (e)  Withholding and Use of Common Shares to Satisfy Tax Obligations. The
          ---------------------------------------------------------------
obligation of the Company to deliver Common Shares or pay cash to a Key Consultant pursuant to any Option under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

     (f)  Listing and Registration of Common Shares. Each Option shall be
          -----------------------------------------
subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Common Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase or vesting of Common Shares thereunder, or that action by the Company or by the Grantee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each

Grantee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that Common Shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such Common Shares may be legended accordingly.

                                       9